FEDERATED INSURANCE SERIES FEDERATED CLOVER VALUE FUND II

  Prospectus/Proxy Statement - Please Vote Today!

Federated Clover Value Fund II, a portfolio of the Federated Insurance Series, will hold a special meeting of shareholders on Friday, February 19, 2010.  Please refer to the enclosed Prospectus/Proxy Statement as well as the information highlighted below for complete details on the proposal.

It is important for you to vote and we encourage you to do so. Please vote today!

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement.  As a shareholder, you have a right to vote on these changes and we urge you to do so.  Your prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?
A proposed Reorganization whereby Federated Clover Value Fund II would transfer all of its assets to Federated Capital Appreciation Fund II  (also a portfolio of the Federated Insurance Series) in exchange for shares of Federated Capital Appreciation Fund II.

If you own:	You will receive:
Federated Clover Value Fund II Primary Shares	Federated Capital Appreciation Fund II Primary Shares
Federated Clover Value Fund II Service Shares	Federated Capital Appreciation Fund II Service Shares

Why has the Board of Trustees recommended that I vote in favor of the proposal?
The Board of Trustees believes that the Reorgnization is in the best interest of Federated Clover Value Fund II and its shareholders.
•	Federated Capital Appreciation Fund II is more economically viable that the Federated Clover Value Fund II.
•
Federated Capital Appreciation Fund II offers  Federated Clover Value Fund II shareholders a stronger historic performance record, an improved one, three, and five-year total return, and an improved Morningstar rating.

•	Both funds have similar investment objectives, are managed using similar investnment strategies, and invest in similar securities.
•	A summary of the reasons for the proposal can be found in the Prospectus/Proxy Statement.

How will the Reorganization affect my investment?
•
The cash value of your investment will not change.  You will receive Primary Shares and Service Shares  of Federated Capital Appreciation Fund II with a total dollar value equal to the total dollar value of the  Federated Clover Value Fund II  shares that you own at the time of the Reorganization.

•	There will be no sales charge incurred as a result of the Reorganization.
•	The Reorganization will be a tax-free transaction for federal income tax purposes.

What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Federated Capital Appreciation Fund II.  This process will occur automatically with no action required by you.

What should I do in connection with the Reorganization?
Please vote your shares today.  If the Reorganization is approved, your shares will automatically be exchanged for shares of Federated Capital Appreciation Fund II.  Please do not attempt to make the Reorganization exchange yourself as this will disrupt the management of the Fund’s portfolio.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card.  Please note that if you:

1.       do not respond at all, we may contact you by telephone to request that you cast your vote; or
2.       sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet.  Please refer to your ballot for the appropriate VRU telephone number and internet address.

Whom do I call if I have questions about this Prospectus Proxy/Statement?
Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.  Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED CLOVER VALUE FUND II
(FORMERLY, FEDERATED AMERICAN LEADERS FUND II)

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 19, 2010

TO SHAREHOLDERS OF FEDERATED CLOVER VALUE FUND II:  A special meeting of the shareholders of the Federated Clover Value Fund II will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561 at 2:00 p.m. (Eastern time), on February 19, 2010 for the following purposes:

1.
To approve or disapprove a proposed an Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, would acquire all of the assets of Federated Clover Value Fund II in exchange for Primary Shares and Service Shares of Federated Capital Appreciation Fund II to be distributed pro rata by Federated Clover Value Fund II to its shareholders of its Primary Shares and Service Shares, respectively, in complete liquidation and termination of Federated Clover Value Fund II, and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed December 11, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.
By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle
Secretary

January 15, 2010

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

January 15, 2010

Acquisition of the assets of

FEDERATED CLOVER VALUE FUND II
(FORMERLY, FEDERATED AMERICAN LEADERS FUND II)

a portfolio of Federated Insurance Series
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

By and in exchange for Primary Shares and Service Shares of

FEDERATED CAPITAL APPRECIATION FUND II
a portfolio of Federated Insurance Series

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) under the Agreement and Plan of Reorganization (the “Plan”), of Federated Clover Value Fund II (“Clover Fund”) a portfolio of Federated Insurance Series (the “Trust”), with and into Federated Capital Appreciation Fund II (“Capital Fund”) another portfolio of the Trust. Under the Plan, Clover Fund would transfer all of its assets (except for deferred or prepaid expenses, which are not expected to be material in amount) to Capital Fund in exchange for Primary Shares and Service Shares of Capital Fund. Primary Shares and Service Shares of Capital Fund will be distributed pro rata by Clover Fund to its shareholders in complete liquidation of Clover Fund.  As a result of the Reorganization, each owner holding Primary Shares and Service Shares of Clover Fund will become the owner of Primary Shares and Service Shares of Capital Fund, respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Clover Fund on the date of the Reorganization (the “Closing Date”), subject to the following: at the time of the Reorganization, the value of the assets of Clover Fund’s shares will be determined in accordance with Capital  Fund’s valuation procedures (Since Clover Fund and  Capital Fund’s valuation procedures are identical, the use of Capital Fund’s valuation procedures will not result in a revaluation of Clover Fund’s assets at the time of the Reorganization). A form of the Plan is attached as Exhibit A.
The Board of Trustees (the “Board”) of the Trust has determined that a reorganization of Clover Fund into Capital Fund is in the best interest of Clover Fund shareholders and is recommending that shareholders of Clover Fund approve the Reorganization.
Insurance company separate accounts, as shareholders of Clover Fund, will request voting instructions on the proposal from the owners of variable life insurance policies and variable annuity contracts of the separate accounts, and will vote the accounts’ shares in proportion to the voting instructions received.
The investment objectives and policies for Clover Fund and Capital Fund (each a “Fund” and collectively the “Funds”) are similar.
           For a comparison of the investment objectives and policies of the Funds, see “Summary – Comparison of Investment Objectives, Policies and Limitations.” Information concerning Capital Fund shares, as compared to shares of Clover Fund, is included in this Prospectus/Proxy Statement in the section entitled “Summary – Comparative Fee Tables” and “Information About the Reorganization – Description of Capital Fund’s Primary Share and Service Share Class and Capitalization.”

           This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization. This Prospectus/ Proxy Statement are accompanied by the Prospectus of Capital Fund, dated April 30, 2009, which are incorporated herein by reference. The Statement of Additional Information dated January 15, 2010 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by Capital Fund with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1.           Statement of Additional Information for Capital Fund dated April 30, 2009; (File Nos. 33-69268 and 811-8042)
2.           Annual Report for Clover Fund dated December 31, 2008; (File Nos. 33-69268 and 811-8042)
3.           Annual Report for Capital Fund dated December 31, 2008; (File Nos. 33-69268 and 811-8042)
4.           Semi Annual Report for Clover Fund dated June 30, 2009; (File Nos. 33-69268 and 811-8042) and
5.           Semi Annual Report for Capital Fund dated June 30, 2009 (File Nos. 33-69268 and 811-8042).

Copies of these materials and other information about Capital Fund and Clover Fund may be obtained without charge by writing or by calling Capital Fund or Clover Fund at the address and telephone number shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE USED SOLELY AS AN INVESTMENT VEHICLE FOR  SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OFFERING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THE GENERAL PUBLIC HAS ACCESS TO THE FUNDS ONLY BY PURCHASING A VARIABLE ANNUITY CONTRACT OR VARIABLE LIFE INSURANCE POLICY (THUS BECOMING A CONTRACT OWNER). SHARES ARE NOT SOLD DIRECTLY TO THE GENERAL PUBLIC.  SHARES ARE NOT SOLD ON A NATIONAL SECURITY EXCHANGE.

TABLE OF CONTENTS

                      Page
SUMMARY
Reasons For The Proposed Reorganization
Tax Consequences
Comparison Of Investment Objectives, Policies And RISKS
INVESTMENT POLICIES
Comparative Fee Tables
Comparison Of Potential Risks And Rewards: Performance Information
Financial Highlights
Investment Adviser
Advisory Fees, Service Fees, Shareholder Fees and Other Expenses
Purchase, Redemption and Exchange Procedures
Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings INFORMATION; AND MIXED AND SHARED FUNDING
INFORMATION ABOUT THE REORGANIZATION
Description of the Plan of Reorganization
Description of Capital Fund’s Share and Capitalization
Federal Tax Consequences
Comparative Information on Shareholder Rights
INFORMATION ABOUT Capital FUND AND CloverFund
Where to Find Additional Information
Legal Proceedings-Clover Fund and Capital fund
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies, Quorum and Voting at the Special Meeting
Share Ownership of the Funds
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement.  A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A.  Copies of the prospectuses for Capital Fund’s Primary Shares and Service Shares accompany this Prospectus/Proxy Statement.
Reasons for the Proposed Reorganization
The Reorganization is being proposed to shareholders of Clover Fund primarily because, in the opinion of Federated Securities Corp (“FSC”), the distributor of both Funds, Clover Fund is no longer economically viable. It is anticipated that by combining Clover Fund and Capital Fund, the Funds will have a greater ability to diversify the combined portfolio holdings and take advantage of economies of scale.  Clover Fund, which was initially launched in December 1993, has experienced a diminution of its net asset size from a peak of $512.4 million in May 2001 to $61.8 million as of June 30, 2009, which includes a decrease in asset size of $14.5 million from January 1, 2009 through June 30, 2009.  FSC believes that Clover Fund shareholders would benefit from becoming shareholder of Capital Fund, whose total net assets were $77.0 million as of June 30, 2009. In addition, as described below, the one-, three- and five-year performance record of Capital Fund is superior to Clover Fund’s performance record over the same periods, however the Fund’s past performance is no guarantee of future results.  While, as described below, the gross expenses, and net expenses after waiver, of Capital Fund are higher than those of Clover Fund, FSC believes that the better performance and greater viability of Capital Fund outweighs the increase in expenses which Clover Fund shareholders may incur as a result of the Reorganization.
The Board has voted to recommend to holders of shares of Clover Fund the approval of the Plan, pursuant to which Capital Fund would acquire all of the assets of Clover Fund in exchange for Primary Shares and Service Shares, of Capital Fund (the “Exchange”).  Immediately following the Exchange, Clover Fund will distribute Primary Shares and Service Shares, respectively, of Capital Fund pro rata to holders of Primary Shares and Service Shares of Clover Fund, respectively, in complete liquidation and termination of Clover Fund.  As a result of the Reorganization, each holder of Clover Fund’s Primary Shares and Service Shares will become the owner of Capital Fund’s Primary Shares and Service Shares respectively, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings of Clover Fund on the date of the Reorganization.  Following the Reorganization, the Trust will amend the Declaration of Trust to remove Clover Fund as a series of the Trust.
In considering the Proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of Clover Fund’s and Capital Fund’s investment objectives, policies and limitations; (2) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Clover  Fund or Capital Fund or to shareholders of either Fund; (3) that while the gross expenses, and net expenses after waiver, of Capital Fund are higher than those of Clover Fund, the better performance and greater viability of Capital Fund outweigh the increase in expenses which Clover Fund’s shareholders may incur; (4) the one-, three- and five-year performance record of Capital Fund is superior to Clover Fund’s performance record over the same period (although Clover Fund’s performance record from January 1, 2009 through October 31, 2009 exceeds that of Capital Fund); (5) all fees and expenses incurred by the Funds as a result of the Reorganization shall have been or when due will be paid in full by FSC or its affiliates; and (6) the shareholders of Clover Fund will not incur a sales charge to acquire shares of the Acquiring Fund as a result of the Reorganization.
The Board likewise approved the Reorganization on behalf of Capital Fund.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), the Trustees, including a majority of the Trustees who were not “interested persons,” determined that the Reorganization is in the best interest of both Funds and their respective shareholders, and that the interests of existing Clover Fund and Capital Fund shareholders would not be diluted as a result of the Reorganization.
Tax Consequences
For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds (and holders of the contracts) should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax. In addition, the Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, and it is expected that there will be no adverse tax consequences to the contract holders as a result of the Reorganization.

THE BOARD OF TRUSTEES OF CLOVER FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks for the Clover Fund with the Capital Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Capital Fund’s and the Clover Fund’s prospectuses.
The investment objective of the Capital Fund is capital appreciation. The investment objective of the Clover Fund is to seek long-term growth of capital and a secondary objective is to provide income.
The Clover Fund primarily invests in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations. Federated Global Investment Management Company, Clover Fund’s investment adviser (“Clover Adviser”) seeks to achieve the Fund’s investment objective by investing in common stocks and other equity securities of U.S. companies with large, mid or small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. The Clover Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Clover Fund, the investment adviser will seek to identify companies whose stock is out of favor with investors.
The Clover Fund’s investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), derivative instruments and/or hybrid instruments, such as futures and options and exchange-traded funds (ETFs).
 The Capital Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Capital Fund may also invest in common stocks of foreign issuers (including ADRs). The Capital Fund also invests in convertible securities and preferred stocks issued by these domestic and foreign companies.
The Capital Fund invests primarily in stocks of companies that Federated Equity Management Company of Pennsylvania, Capital Fund’s investment adviser, (“Capital Adviser”) expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Capital Fund uses fundamental and valuation analysis. The investment adviser evaluates a company’s fundamentals and attempts to project long-term future earnings growth rates. In addition, the investment adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the investment adviser’s staff. Fundamental analysis includes, but is not limited to, examination of a company’s product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cashflow and price-to-sales ratios, on both an absolute and relative basis. The Capital Fund may also seek capital appreciation by buying securities in initial public offerings. The Capital Fund will participate in such offerings without regard to the issuer’s market capitalizations. The investment adviser may select initial public offerings based on its fundamental analysis of the issuer.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Funds may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:
•	Obtain premiums from the sale of derivative contracts;
•	Realize gains from trading a derivative contract; or
•	Hedge against potential losses.
There can be no assurance that the Funds’ use of derivative contracts or hybrid instruments will work as intended.

Because the Clover Fund and the Capital Fund have similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. The shares offered by the Funds are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The following summarizes some of the more significant risk factors relating to both Funds.
•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.
•
Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve interest rate risks, credit risks and leverage risks.  Each of these risks is described below..

Since the Capital Fund invests in common stocks of foreign issuers it is also subject to the following risks:
•
Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

•
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

•
Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•	Liquidity Risks. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
•
Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

A full discussion of the risks inherent in the investment in Capital Fund and Clover Fund is set for in Capital Fund’s prospectus (which accompanies this Prospectus/Proxy Statement) and the Statement of Additional Information, each dated April 30, 2009, and Clover Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2009, each of which is incorporated by reference.

INVESTMENT POLICIES –CAPITAL FUND AND CLOVER FUND
Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  With 1 exception, the fundamentals limitations of the two Funds are identical.

The following table compares the fundamental and non-fundamental investment limitations of Clover Fund and Capital Fund:

INVESTMENT LIMITATIONS
Clover Fund	Capital Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same.
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, as a matter of non-fundamental operating policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investment in commodities.

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental) Same.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.   Government securities and municipal securities will not be deemed to constitute an industry.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Illiquid Securities (non-fundamental) Same.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that he Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, of and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. .

Purchases on Margin (non-fundamental) Same.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Same.
Commodities (non-fundamental)
As a matter of non-fundamental operating policy, for purposes of the commodities policy, futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investment in commodities
Commodities (non-fundamental) Same.

COMPARATIVE FEE TABLES
Like all mutual funds, Capital Fund and Clover Fund incur certain expenses in their operations.  These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.  These tables do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.  Set forth in the tables below is information regarding the fees and expenses currently incurred by Clover Fund and Capital Fund and pro forma fees and expenses for Capital Fund after giving effect to the Reorganization.  As indicated in the table, a vote in favor of the Proposal will result in higher expenses for Clover Fund shareholders.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Primary Shares of  Federated Clover Value Fund II as of its most recent Prospectus dated April 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Primary Shares of  Federated Capital Appreciation Fund II as of its most recent Prospectus dated April 30, 2009; and  (3)  the proforma fees and expenses of Primary Shares of Federated Capital Appreciation Fund II on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated Clover Value Fund II - Primary Shares	Federated Capital Appreciation Fund II – Primary Shares	Federated Capital Appreciation Fund II – Primary Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%2	0.85%3	0.85%
Distribution (12b-1) Fee	None	0.25%4	0.25%4
Other Expenses	0.59%5	0.71%6	0.55%6
Total Direct and Acquired Annual Fund Operating Expenses	1.34%	1.81%7	1.65%7

1 With respect to Federated Clover Value Fund II, Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the percentages are based on actual expenses for the entire fiscal year ended December 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Clover Value Fund II, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Clover Value Fund II actually paid for the fiscal year ended December 31, 2008.  With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the distributor and administrative services provider did not charge their fee.  These are shown below along with the net expenses Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined actually paid for the fiscal year ended December 31, 2008.

Total Waivers and Reductions of Fund Expenses	0.34%	0.63%	0.52%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.00%	1.18%	1.13%
2   With respect to Federated Clover Value Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Clover Value Fund II (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.

3With respect to Federated Capital Appreciation Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Capital Appreciation Fund II (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008.  For Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser would not need to voluntarily waive any management fee unless the Total Actual Annual Fund Operating Expenses (after any other waivers and reductions) would exceed the expense limitation as noted in Footnote 7.   In that event, the Adviser would voluntarily waive a portion of the management fee until Total Actual Annual Fund Operating Expenses (after waivers and reductions) did not exceed the expense limitation.

4    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Fund did not pay or accrue the distribution (12b-1) fee for the Primary Shares during the fiscal year ended December 31, 2008.  The Fund has no present intention of paying or accruing the distribution (12b-1) fee for the Primary Shares during the fiscal year ending December 31, 2009.

5   With respect to Federated Clover Value Fund II, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Primary Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Primary Shares of Federated Clover Value Fund (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

6With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Primary Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Primary Shares of Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined (after the voluntary waiver and reduction) were 0.42% and 0.28%, respectively, for the fiscal year ended December 31, 2008.

7    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses  paid by the Funds’ Primary Shares (after the voluntary waivers and reimbursements) will not exceed 1.18% for the fiscal year ending December 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Primary Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Primary Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated Clover Value Fund II, Primary Shares	$136	$425	$734	$1,613

Federated Capital Appreciation Fund II, Primary Shares	$184	$569	$980	$2,127

Federated Capital Appreciation Fund II, Pro Forma Combined Primary Shares	$168	$520	$897	$1,955

This table describes (1) the actual fees and expenses that you may pay if you buy and hold Service Shares of Federated Clover Value Fund II as of its most recent Prospectus dated April 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Service Shares of Federated Capital Appreciation Fund II as of its most recent Prospectus dated April 30, 2009; and  (3)  the proforma fees and expenses of Service Shares of Federated Capital Appreciation Fund II on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

Shareholder Fees	Federated Clover Value Fund II - Service Shares	Federated Capital Appreciation Fund II – Service Shares	Federated Capital Appreciation Fund II – Service Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.75%2	0.85%3	0.85%
Distribution (12b-1) Fee	0.25%	0.25%	0.25%
Other Expenses	0.59%4	0.71%5	0.55%5
Total Direct and Acquired Annual Fund Operating Expenses	1.59%	1.81%6	1.65%6

1 With respect to Federated Clover Value Fund II, Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the percentages are based on actual expenses for the entire fiscal year ended December 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated Clover Value Fund II, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Clover Value Fund II actually paid for the fiscal year ended December 31, 2008.  With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.  Additionally, the administrative services provider did not charge its fee.  These are shown below along with the net expenses Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined actually paid for the fiscal year ended December 31, 2008.

Total Waivers and Reductions of Fund Expenses	0.34%	0.38%	0.27%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	1.25%	1.43%	1.38%
2   With respect to Federated Clover Value Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Clover Value Fund II (after the voluntary waiver) was 0.70% for the fiscal year ended December 31, 2008.

3With respect to Federated Capital Appreciation Fund II, the Adviser voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by Federated Capital Appreciation Fund II (after the voluntary waiver) was 0.76% for the fiscal year ended December 31, 2008. For Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser would not need to voluntarily waive any management fee unless the Total Actual Annual Fund Operating Expenses (after any other waivers and reductions) would exceed the expense limitation as noted in Footnote 7.   In that event, the Adviser would voluntarily waive a portion of the management fee until Total Actual Annual Fund Operating Expenses (after waivers and reductions) did not exceed the expense limitation.

4   With respect to Federated Clover Value Fund II, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Service Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Service Shares of Federated Clover Value Fund (after the voluntary waiver and reduction) were 0.30% for the fiscal year ended December 31, 2008.

5With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, includes an administrative services fee which is used to compensate insurance companies for shareholder services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  In addition, the administrative services provider did not charge, and therefore the Fund’s Service Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Service Shares of Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined (after the voluntary waiver and reduction) were 0.42% and 0.28%, respectively, for the fiscal year ended December 31, 2008.

6    With respect to Federated Capital Appreciation Fund II and Federated Capital Appreciation Fund II Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses  paid by the Funds’ Service Shares (after the voluntary waivers and reimbursements) will not exceed 1.43% for the fiscal year ending December 31, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

Example

This example is intended to help you compare the cost of investing in the indicated Funds’ Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund’s Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and reductions as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated Clover Value Fund II, Service Shares	$162	$502	$866	$1,889

Federated Capital Appreciation Fund II, Service Shares	$184	$569	$980	$2,127

Federated Capital Appreciation Fund II, Pro Forma Combined Service Shares	$168	$520	$897	$1,955

COMPARISON OF POTENTIAL RISKS AND RETURNS; PERFORMANCE INFORMATION
The bar charts and tables below compare the potential risks and returns of investing in Clover Fund and Capital Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show how each Fund’s average annual total returns for the one year, five years and ten years (or start of performance). The figures assume reinvestments of dividends and distributions.
&lt/R&gt
CLOVER FUND-PRIMARY SHARES
Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. Effective April 30, 2009, the Fund changed its investment strategies to those described under “What are the Fund’s Investment Strategies” in this Prospectus.  Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund’s Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -40% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 1999 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Clover Fund is stated at the top of each respective bar for calendar years ended 1999 through 2008. The percentages noted are 6.67%, 2.38%, 4.21%, -20.21%, 27.69%, 9.78%, 5.02%, 16.81%,
 -9.66% and -33.79%.

The Fund’s Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
The Fund’s Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.04%)%.
Within the periods shown in the bar chart, the Fund’s Primary Shares highest quarterly return was 16.93% (quarter ended June 30, 2003). Its lowest quarterly return was (19.60)% (quarter ended September 30, 2002).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund’s Primary Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value ), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives. Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.
(For the Period Ended December 31, 2008)
	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	(33.79)%	(4.23)%	(1.51)%
Russell 3000 Value1	(36.25)%	(0.72)%	1.69%
Russell 1000 Value1	(36.85)%	(0.79)%	1.36%
S&P 500/CV	(39.22)%	(1.72)%	0.10%
LLCVFA	(37.38)%	(3.15)%	(0.77)%
1
  The Fund’s investment adviser has elected to change the Fund’s benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

CLOVER FUND-SERVICE SHARES
Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns.  Effective April 30, 2009, the Fund changed its investment strategies to those described under “What are the Fund’s Investment Strategies” in this Prospectus.  Thus it should be noted that the performance shown below was achieved using a different investment strategy than that which is currently in use. The bar chart shows the variability of the Fund’s Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -40% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from the earliest first full calendar year end of the Service Shares Start of Performance  through the calendar year ended 2008. The light gray shaded chart features 6 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Clover Fund is stated at the top of each respective bar for calendar years ended 2003 through 2008. The percentages noted are 27.32%, 9.50%, 4.70%, 16.48%, -9.86%, and -33.96%.

The Fund’s Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
The Fund’s Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (15.17)%.
Within the periods shown in the bar chart, the Fund’s Service Shares highest quarterly return was 16.87% (quarter ended June 30, 2003). Its lowest quarterly return was (18.86)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund’s Service Shares. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value ), the Russell 1000 Value Index (Russell 1000 Value) and Standard & Poor’s 500/Citigroup Value Index (S&P 500/CV), broad based market indexes, and the Lipper Variable Underlying Funds Large-Cap Value Average (LLCVFA), which is an average of funds with similar investment objectives.  Russell 3000 Value, Russell 1000 Value and S&P 500/CV returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCVFA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.
(For the Period Ended December 31, 2008)
	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(33.96)%	(4.47)%	(2.53)%
Russell 3000 Value2	(36.25)%	(0.72)%	0.84%
Russell 1000 Value2	(36.85)%	(0.79)%	0.74%
S&P 500/CV	(39.22)%	(1.72)%	(0.10)%
LLCVFA	(37.38)%	(3.15)%	(1.93)%
1	The Fund’s Service Shares start of performance date was April 30, 2002.
2
The Fund’s investment adviser has elected to change the Fund’s benchmark index from S&P 500/CV to Russell 3000 Value and Russell 1000 Value. The Russell 3000 Value and Russell 1000 Value are more representative of the securities typically held by the Fund.

CAPITAL FUND-PRIMARY SHARES
Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Primary Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -30% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 2001 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Capital Fund is stated at the top of each respective bar for calendar years ended 2001 through 2008. The percentages noted are -25.03%, -22.96%, 23.92%, 7.39%, 1.91%, 16.21%, 9.88% and -29.37%.
.

The Fund’s Primary Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
The Fund’s Primary Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.33)%.
Within the periods shown in the bar chart, the Fund’s Primary Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (19.82)% (quarter ended March 31, 2001).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund’s Primary Shares. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.
(For the Period Ended December 31, 2008)
	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.37)%	(0.26)%	(6.93)%
S&P 500	(37.00)%	(2.19)%	(3.98)%
LLCCA	(38.55)%	(3.55)%	(4.90)%

1 The Fund’s Primary Shares start of performance date was June 19, 2000.
CAPITAL FUND—SERVICE SHARES
Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance is no guarantee of future results.

The “y” axis reflects the “% of Total Return” beginning with -30% and increasing in increments of 10% up to 30%. The “x” axis represents calculation periods from 2003 through the calendar year ended 2008. The light gray shaded chart features 10 distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for Capital Fund is stated at the top of each respective bar for calendar years ended 2003 through 2008. The percentages noted are 23.88%, 7.11%, 1.70%, 15.78%, 9.64%, and -29.67%.
The Fund’s Service Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
The Fund’s Service Shares total return for the three-month period from January 1, 2009 to March 31, 2009 was (10.14)%.
Within the periods shown in the bar chart, the Fund’s Service Shares highest quarterly return was 14.49% (quarter ended June 30, 2003). Its lowest quarterly return was (18.59)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund’s Service Shares. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, and the Lipper Variable Underlying Funds Large Cap Core Average (LLCCA), an average of funds with similar objectives. S&P 500 returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. LLCCA returns do not reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund’s performance. Indexes are unmanaged, and it is not possible to invest directly in an index or an average.
(For the Period Ended December 31, 2008)
	1 Year	5 Years	Start of Performance1
Fund:
Return Before Taxes	(29.67)%	(0.56)%	0.10%
S&P 500	(37.00)%	(2.19)%	(0.72)%
LLCCA	(38.55)%	(3.55)%	(2.41)%
1	The Fund’s Service Shares start of performance date was April 30, 2002.
Management’s Discussion of Fund Performance
Attached as Exhibit B to the prospectus/proxy statement is Management’s Discussion of Fund Performance and a line graph showing performance for the last ten fiscal years of Clover Fund and the last eight fiscal years of Capital Fund.
FINANCIAL HIGHLIGHTS CLOVER FUND
The financial highlight tables are intended to help you understand Clover Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees were imposed, performance would be lower.  Financial information for Clover Fund for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

Clover Fund
Financial Highlights–Primary Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$8.14		$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.10	2	0.21		0.22	2	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(0.61)		(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(0.51)		(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.21)		(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	—		(4.10)		(2.24)		(2.69)		—		—
TOTAL FROM DISTRIBUTIONS	(0.21)		(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$7.42		$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return3	(6.05)%		(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	%4,5	1.00	%5	0.92	%5	0.92	%5	0.90	%5	0.90	%5
Net investment income	2.69	%4	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement6	0.51	%4	0.09%		0.02%		0.00	%7	0.00	%7	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$59,105		$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	89%		121%		52%		53%		51%		43%
1    Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2    Per share numbers have been calculated using the average shares method.
3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4    Computed on an annualized basis.
5    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.80%, 1.00%, 0.92%, 0.91%, 0.88% and 0.89% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.
6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7    Represents less than 0.01%.
Clover Fund
Financial Highlights–Service Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$8.09		$17.03		$21.43		$21.28		$20.58		$19.05
Income From Investment Operations:
Net investment income	0.09	2	0.18		0.17	2	0.23		0.24		0.25
Net realized and unrealized gain (loss) on investments	(0.60)		(4.81)		(2.08)		2.88		0.73		1.53
TOTAL FROM INVESTMENT OPERATIONS	(0.51)		(4.63)		(1.91)		3.11		0.97		1.78
Less Distributions:
Distributions from net investment income	(0.18)		(0.21)		(0.25)		(0.27)		(0.27)		(0.25)
Distributions from net realized gain on investments	—-		(4.10)		(2.24)		(2.69)		—		—
TOTAL FROM DISTRIBUTIONS	(0.18)		(4.31)		(2.49)		(2.96)		(0.27)		(0.25)
Net Asset Value, End of Period	$7.40		$ 8.09		$17.03		$21.43		$21.28		$20.58
Total Return3	(6.16)%		(33.96)%		(9.86)%		16.48%		4.78%		9.50%

Ratios to Average Net Assets:
Net expenses	1.25	%4,5	1.25	%5	1.17	%5	1.17	%5	1.15	%5	1.15	%5
Net investment income	2.41	%4	1.31%		0.87%		1.03%		1.09%		1.22%
Expense waiver/reimbursement6	0.52	%4	0.09%		0.02%		0.00	%7	0.00	%7	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,733		$2,980		$6,409		$8,198		$7,398		$6,823
Portfolio turnover	89%		121%		52%		53%		51%		43%
1    Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2    Per share numbers have been calculated using the average shares method.
3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4    Computed on an annualized basis.
5    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.05%, 1.25%, 1.17%, 1.16%, 1.13% and 1.15% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.
6    This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7    Represents less than 0.01%.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.

Financial Highlights –Capital Fund
The financial highlight tables are intended to help you understand Capital Fund’s financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees were imposed, performance would be lower.  Financial information for Capital Fund for the fiscal years ended December 31, 2008, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.
Capital Fund
Financial Highlights – Primary Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$5.10		$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.03		0.07	2	0.06	2	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.06)		(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	—		(0.14)		—		—		—		—
TOTAL DISTRIBUTIONS	(0.06)		(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.02		$5.10		$7.39		$6.78		$5.88		$5.83
Total Return3	(0.41)%		(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	%4,5	1.18	%5	1.18	%5	1.15	%5	1.15	%5	1.03	%5
Net investment income	1.14	%4	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement6	0.27	%4	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,656		$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	156%		307%		198%		125%		66%		30%
1    Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2    Per share numbers have been calculated using the average shares method.
3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4    Computed on an annualized basis.
5    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.07%, 1.17%, 1.18%, 1.14%, 1.15% and 1.02% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004,respectively, after taking into account these expense reductions.
6    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated December 31, 2008, which can be obtained free of charge.
Capital Fund
Financial Highlights – Service Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
	Six Months Ended (unaudited)		Year Ended December 31,
	6/30/2009		2008		2007		2006	1	2005		2004
Net Asset Value, Beginning of Period	$5.08		$7.37		$6.76		$5.87		$5.82		$5.46
Income From Investment Operations:
Net investment income	0.03		0.04	2	0.04	2	0.03		0.03		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)		(2.19)		0.61		0.89		0.07		0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		(2.15)		0.65		0.92		0.10		0.39
Less Distributions:
Distributions from net investment income	(0.04)		(0.00	)3	(0.04)		(0.03)		(0.05)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	—		(0.14)		—		—		—		—
TOTAL DISTRIBUTIONS	(0.04)		(0.14)		(0.04)		(0.03)		(0.05)		(0.03)
Net Asset Value, End of Period	$5.02		$5.08		$7.37		$6.76		$5.87		$5.82
Total Return4	(0.42)%		(29.67)%		9.64%		15.78%		1.70%		7.11%

Ratios to Average Net Assets:
Net expenses	1.43	%5,6	1.43	%6	1.43	%6	1.40	%6	1.40	%6	1.28	%6
Net investment income	0.89	%5	0.67%		0.60%		0.54%		0.53%		0.91%
Expense waiver/reimbursement7	0.28	%5	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,337		$4,826		$9,368		$9,431		$9,005		$8,873
Portfolio turnover	156%		307%		198%		125%		66%		30%
1    Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2    Per share numbers have been calculated using the average shares method.
3    Represents less than $0.01.
4    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
5    Computed on an annualized basis.
6    The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.32%, 1.42%, 1.42%, 1.39%, 1.40% and 1.27% for the six months ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004,respectively, after taking into account these expense reductions.
7    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

INVESTMENT ADVISER

The Board governs Capital Fund. The Board selects and oversees Federated Equity Management Company of Pennsylvania (the “Capital Adviser”), which is the Adviser for Capital Fund. The Adviser manages Capital Fund’s assets including buying and selling portfolio securities.   Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Board also governs the Clover Fund. The Board selects and oversees Federated Global Investment Management Corp. (the “Clover Adviser”), which is the Adviser for Clover Fund. The Adviser manages Clover Fund’s assets, including buying and selling portfolio securities.  FASC, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.  The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Capital Adviser, Clover Adviser and other subsidiaries of Federated Investors, Inc. (“Federated”) advise approximately 149 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.
Portfolio Manager Information
Clover Fund
Matthew P. Kaufler
Mr. Kaufler has been the Fund’s portfolio manager since May 1, 2009. He is Vice President of the Fund’s Adviser. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover Capital Management, Inc. (“Clover”), where he co-managed Clover’s all-cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover’s research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.
Paul W. Spindler
Mr. Spindler has been the Fund’s portfolio manager since May 1, 2009. He is Vice President of the Fund’s adviser. He provides research on the Utility and Energy sectors and is jointly responsible for the day to day management of the Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co managed Clover’s all-cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover’s research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.
Stephen K. Gutch
Mr. Gutch has been the Fund’s portfolio manager since August 2009.  He is Vice President of the Fund’s adviser.  He is jointly responsible for the day-to-day management of the Fund and develops investment strategy for the Fund.  Mr. Gutch also leads the research team that provides fundamental coverage across markets.  Prior to joining Federated, Mr. Gutch was employed by Clover, where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a CFA charterholder.

Capital Fund
Carol R. Miller
Carol R. Miller has been the Fund’s Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.
Dean J. Kartsonas
Dean J. Kartsonas has been the Fund’s Portfolio Manager since August 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President of the Fund’s Adviser in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
Investment Advisory Fees
      The annual investment advisory fee for Clover Fund is 0.75% of Clover Fund’s average daily net assets.   The Clover Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Clover Fund for certain operating expenses.  This voluntary waiver or reimbursement may be terminated by Clover Adviser at any time in its sole discretion.  A discussion of the review of Clover Fund advisory contract by the Federated Board is available in Clover Fund Semi Annual Report dated June 30, 2009.

The annual investment advisory fee for Capital Fund is 0.85% of the Capital Fund’s average daily net assets.  The Capital Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse Capital Fund for certain operation expenses.  This voluntary waiver or reimbursement may be terminated by Capital Adviser at any time in its sole discretion.  A discussion of the review of Capital Fund advisory contract by the Federated Board is available in Capital Fund Semi Annual Report dated June 30, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Clover Adviser and Capital Adviser, serves as administrator to Clover Fund and Capital Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of Clover Fund and Capital Fund and most of the other Federated funds advised by the Advisers or their affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily net assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose voluntarily to waive a portion of its fee.

FAS also provides certain accounting and recordkeeping services with respect to the both Clover Fund and Capital Fund portfolio investments for a fee based on each Fund’s assets plus out-of-pocket expenses.

Rule 12b-1 Fees
Capital Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to FSC, the sale, distribution, administration and customer servicing of the Fund’s Primary Shares and Service Shares
Clover Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of the Fund’s Service Shares.

When FSC receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because the Capital Fund Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

Administrative Service Fees
Each Fund may pay Administrative Service Fees of up to 25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION; MIXED AND SHARED FUNDING
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of shares, and the maintenance of records regarding the ownership of such shares.
Reference is made to the Prospectus of each Fund dated April 30, 2009, each of which is incorporated herein by reference, for a description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.  These procedures are identical to one another.  For a complete description of purchase, redemption and exchange procedures, contract holders should refer to the contract prospectuses.

Purchase and Redemption and Exchange Procedures
The shares offered by each Fund are used as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares of the Funds are not sold directly to the general public.

Purchase and redemption orders for the Funds must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives from the participating insurance company your order in accordance with requirements of the Fund’s Participation Agreement among the Fund, the Distributor and your participating insurance company. The Funds reserve the right to reject any purchase order.
Dividends and Distributions
Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
Tax Information
Each Fund intends to comply with variable asset diversification regulations. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.
Frequent Trading
Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short- term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

The Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.
Portfolio Holdings Disclosure Policies
The Board has approved policies and procedures with respect to the disclosure of its portfolio securities.  These policies and procedures are identical for both Funds and are described in each Fund’s prospectus and incorporated herein by reference.
Mixed Funding and Shared Funding
The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”
The Funds do engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Board will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Clover Fund or the Capital Fund.

INFORMATION ABOUT THE REORGANIZATION
Description of the Plan of Reorganization
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about March 12, 2010.  On the Closing Date, all of the assets (except for deferred or prepaid expenses which are not expected to be material) of Clover Fund will be transferred to Capital Fund.  In exchange for the transfer of these assets, Capital Fund will simultaneously issue to Clover Fund a number of full and fractional shares of Capital Fund equal in value to the aggregate NAV of Clover Fund calculated as of 4:00 p.m. on the Closing Date.
The value of Clover Fund’s assets to be acquired by Capital Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Capital Fund’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as Clover Fund and Capital Fund shall mutually agree. The Funds’ valuation procedures are identical. Consequently, the use of Capital Fund’s valuation procedures will not result in a revaluation of Clover Fund’s assets at the time of the Reorganization. Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.  Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for the Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers.  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund’s fair valuation procedures described in the Funds’ Prospectuses and Statement of Additional Information.
Prior to the Reorganization, Clover Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for Primary shares and Service Shares of Capital Fund, Clover Fund will distribute Primary Shares and Service Shares of Capital Fund pro rata to shareholders of record of Clover Fund in complete liquidation of Clover Fund.  Shareholders of Clover Fund owning Primary Shares and Service Shares on the Closing Date of the Reorganization will receive that number of Primary Shares and Service Shares of Capital Fund which have the same aggregate value as the shareholder held in Clover Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of Clover Fund’s shareholders on the share records of Capital Fund’s transfer agent. Capital Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, Clover Fund will terminate its existence. The transfer of shareholder accounts from Clover Fund to Capital Fund will occur automatically.  It is not necessary for Clover Fund shareholders to take any action to effect the transfer.
Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things approval of the Reorganization by Clover Fund’s shareholders.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of Clover Fund or Capital Fund, respectively.
Costs of Reorganizations
The expenses will be borne by Clover Adviser and Capital Adviser or its affiliates.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  Any brokerage charges associated with the purchase or disposition of portfolio securities by Clover Fund prior to the Reorganization will be borne by Clover Fund.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF CAPITAL FUND’S PRIMARY SHARE AND SERVICE SHARE CLASS AND CAPITALIZATION
Shares of the Capital Fund to be issued to shareholders of the Clover Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the prospectus of the Capital Fund provided herewith for additional information about shares of Capital Fund.
The following table sets forth the unaudited capitalization of Clover Fund and Capital Fund as of June 30, 2009, and on a pro forma combined basis after giving effect to the reorganization as of that date.

Fund II	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Clover Value Fund II – Primary Shares	$59,105,218	7,961,208	$7.42
Reorganization costs1 Share Adjustments2	(56,415)	3,801,502
Federated Capital Appreciation Fund II – Primary Shares	$72,655,983	14,469,205	$5.02
Federated Capital Appreciation Fund II, Pro Forma Combined – Primary Shares	$131,704,786	26,231,915	$5.02
Federated Clover Value Fund II – Service Shares	$2,732,892	369,161	$7.40
Reorganization costs1 Share Adjustments2	(2,609)	174,720
Federated Capital Appreciation Fund II – Service Shares	$4,337,419	863,284	$5.02
Federated Capital Appreciation Fund II, Pro Forma Combined – Service Shares	$7,067,702	1,407,165	$5.02

1 Adjustment to reflect estimated brokerage commissions related to the disposition of portfolio securities by Federated Clover Value Fund II, and acquisition of replacement securities prior to the Reorganization.

2 Adjustment as a result of the combination to reflect the conversion of shares of Federated Clover Value Fund II to shares of Federated Capital Appreciation Fund II based on the net asset value of Federated Capital Appreciation Fund II.

Federal Tax Consequences
For a discussion of the tax consequences of variable life or annuity contracts, shareholders of the Funds should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts.  Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder.  Accordingly, any gain realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, would not be subject to such current tax.
In addition, the transaction is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and is expected that there will be no adverse tax consequences to the contract holders as a result of the transaction.
Shareholders of Clover Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Comparative Information on Shareholders Rights

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds are portfolios of the Trust, which was established under the laws of the Commonwealth of Massachusetts. Because both Funds are both portfolios of the same Trust, the rights of the stockholders of the two Fund’s relating to voting, distributions and redemption are identical. The chart below describes your rights as a shareholder of the Trust.

CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	None
Right to Call Shareholder Meetings
Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares of all Fund and class entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

Notice of Meetings	Mailing such notice at least 7 days before meeting.
Record Date For Meetings	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or class.
Vote Required for Election of Trustees
Unless otherwise required by the 1940 Act, Massachusetts law, or any court or regulatory body of competent jurisdiction, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees, and shareholders shall have no right to elect Trustees.
A plurality of the votes cast shall elect a Trustee.

Adjournment of Meetings
If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise.
No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof.

Rights of Inspection
The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Fund shall be open to the inspection of the shareholder of the Fund; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Fund in which he is a shareholder or the Trust generally, such shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the shareholders of the relevant Fund.

Number of Authorized Shares; Par Value	Shall at all times be divided into transferable shares, without par value.

INFORMATION ABOUT CAPITAL FUND AND CLOVER FUND

Where to Find Additional Information

Information about the Clover Fund is included in its Prospectus and SAI dated April 30, 2009, each of which is incorporated herein by reference.  Information about the Capital Fund is included in its prospectus dated April 30, 2009, a copy of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, and in its Statement of Additional Information dated April 30, 2009, which is incorporated herein by reference. Copies of the Statement of Additional Information of the Capital Fund, the prospectus and Statement of Additional Information of the Clover Fund and the Statement of Additional Information relating to this Prospectus/Proxy Statement dated January 15, 2010, all of which have been filed with the SEC, and may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The prospectuses and Statements of Additional Information of the Clover Fund and the Capital Fund is available electronically at Federated’s website at FederatedInvestors.com.

The Trust, on behalf of each Fund, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Trust, on behalf of each Fund, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings –Clover Fund and Capital Fund

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust on behalf of the Trust’s portfolio, Clover Fund. The proxies will be voted at the special meeting of shareholders of Clover Fund to be held February 19, 2010, at 4000 Ericcson Drive, Warrendale, PA 15086-7561 at 2:00p.m. (Eastern time), (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Clover Adviser or its affiliates and/or the Capital Adviser.  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Clover Adviser or its affiliates, the Capital Adviser or its affiliates, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. The Capital Adviser or Clover Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 19, 2009 to shareholders of record at the close of business on December 11, 2009 (the “Record Date”).

Each Fund’s Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2008, was previously mailed to shareholders of the Fund.  Each Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended June 30,2009, was previously mailed to shareholders of the Fund.

Each Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or Semi-Annual Report.  Requests for Annual Reports and/or Semi-Annual Reports for a Fund may be made by writing to the Fund’s principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The reports are also available electronically at Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of Clover Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of Capital Fund are not being solicited since their approval is not required in order to effect the Reorganization.
Insurance company separate accounts, as shareholders of the Clover Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares or other voting interests in the Clover Fund in proportion to the voting instructions received.  Each separate account is required to vote its shares of a Clover Fund in accordance with instructions received from Variable Contract Owners.  Each separate account is also required to vote shares of a Clover Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions.  Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate.  Variable Contract Owners are permitted to give instructions to the Clover Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.  Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.
Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan or Reorganization in the attached Notice.
In order to hold the Special Meeting, a “quorum” of shareholders must be present.  Holders of more than fifty percent of the total number of outstanding shares of Clover Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan or Reorganization and for the purpose of transacting any other business which may come before the meeting.  Satisfaction of the “quorum” requirement will be determined by the presence, in person or by proxy, of the insurance company separate accounts, as shareholders of Clover Fund, and not by the presence of variable contract owners. Approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting shares” of Clover Fund as defined in the 1940 Act.  This requires the affirmative of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities.
Shares represented by a properly executed proxy will be voted in accordance with the instruction on the proxy, or of no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of some of the proposals.
If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote.  A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds
Officers and Trustees of the Trust own less than 1% of Clover Fund and Capital Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Primary shares of Clover Fund then outstanding: Kansas City Life Insurance Company, Kansas City, MO, owned approximately 488,501 Shares (6.70%); Great-West Life & Annuity Insurance Company, Englewood, CO, owned approximately 386,543 Shares (5.30%); Union Security Insurance Company, Hartford, CT, owned approximately 1,442,545 Shares (19.78%); GE Life & Annuity, Richmond, VA, owned approximately 1,619,705 Shares (22.21%); ING Life Insurance and Annuity Company, Windsor, CT, owned approximately 2,192,553 Shares (30.06%)

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Service shares of Clover Fund then outstanding: Nationwide Life Insurance Company, Columbus, OH, owned approximately 20,745 Shares (6.04%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 102,591 Shares (29.85%); Transamerica Life Insurance Company, Cedar Rapids, IA, owned approximately 103,058 Shares (30.00%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 117,203 Shares (34.11%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Primary shares of Capital Fund then outstanding: Union Security Insurance Company, Hartford, CT, owned approximately 521,901 Shares (5.20%); Merrill Lynch Life Insurance Company, Cedar Rapids, IA, owned approximately 763,905 Shares (7.62%); Merrill Lynch Life Insurance Company, Cedar Rapids, IA, owned approximately 7,184,055 Shares (71.63%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Service shares of Capital Fund then outstanding: Nationwide Life Insurance Company, Columbus, OH, owned approximately 99,093 Shares (11.89%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 210,644 Shares (25.27%); Transamerica Life Insurance Company, Cedar Rapids, IA, owned approximately 225,736 Shares (27.08%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 298,250 Shares (35.77%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS
 The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Trustees of the Trust

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
Clover Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Clover Fund.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

January 15, 2010
Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of December 2009, by and between Federated Insurance Series, a MASSACHUSETTS BUSINESS TRUST, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561 (the “TRUST”), with respect to its Federated Capital Appreciation II (the “Acquiring Fund”), a series of the TRUST, and the Trust with respect to its Federated Clover Value Fund II, a series of the TRUST (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares (Primary Shares and Service Shares), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares to the holders of shares of the Acquired Fund; and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the TRUST; the TRUST is an open-end, registered management investment company; and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;
WHEREAS, the TRUSTEES of the TRUST have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
WHEREAS, the TRUSTEES of the TRUST have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND
  1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by multiplying (a)  the shares outstanding of the Acquired Fund (the “Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 Holders of the Acquired Fund Shares will receive Acquiring Fund Shares.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
  1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of the Acquired Fund Shares under this Agreement.
  The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
  1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
  1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares  will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.
  1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
  1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
  1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
  1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
  1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION
  2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the TRUST’s DECLARATION OF TRUST and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
  2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquired Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the TRUST’s DECLARATION OF TRUST and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.
  2.3           SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined in accordance with paragraph 1.1.
  2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III

CLOSING AND CLOSING DATE
  3.1           CLOSING DATE.  The closing shall occur on or about March 12, 2010, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
  3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
  3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
  3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the TRUST or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES
  4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The TRUST, on behalf of the Acquired Fund, represents and warrants to the TRUST, on behalf of the Acquiring Fund, as follows:
a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Massachusetts.
b)
The TRUST is registered as an open-end management investment company under the 1940 Act, and the TRUST’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the TRUST’s DECLARATION OF TRUST or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of December 31, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(a)
h)
The unaudited financial statements of the Acquired Fund as of June 30, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph  (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the TRUST with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the TRUST, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

  4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The TRUST, on behalf of the Acquiring Fund, represents and warrants to the TRUST, on behalf of the Acquired Fund, as follows:
a)	The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
b)
The TRUST is registered as an open-end management investment company under the 1940 Act, and the TRUST’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the TRUST’s DECLARATION OF TRUST or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of December 31, 2008 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
The unaudited financial statements of the Acquiring Fund as of June 30, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment therof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the TRUST with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year .

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the TRUST, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the TRUST, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
  5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
  5.2           APPROVAL OF SHAREHOLDERS.  The TRUST will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
  5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
  5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.
  5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
  5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the TRUST’s Treasurer.
  5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The TRUST will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
  5.8           DECLARATION AND PAYMENT OF FINAL DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
  All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the TRUST’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
  All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the TRUST’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the TRUST.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
  8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the TRUST’s DECLARATION OF TRUST and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.
  8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
  8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
  8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
ARTICLE IX

EXPENSES
  The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated Equity Management Company of Pennsylvania or its affiliates (collectively, “Federated”) will bear certain expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such reorganization expenses include:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Fund may incur transaction expenses associated with the purchase and sale of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
  10.1           The TRUST, on behalf of the Acquiring Fund, and the TRUST, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
  10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI

TERMINATION
  This Agreement may be terminated by the TRUST and the TRUST at its option on or before the Closing Date.
  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the TRUST or their respective TRUSTEES or officers, to the other party or its TRUSTEES or officers.
ARTICLE XII

AMENDMENTS
  This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the TRUST as specifically authorized by the Board of TRUSTEES; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
  It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.
  It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Federated Insurance Series
on behalf of its portfolio,
Federated Clover Value Fund II

/s/ John W. McGonigle
John  W. McGonigle, Secretary

Federated Insurance Series
on behalf of its portfolio,
Federated Capital Appreciation Fund II

/s/ John W. McGonigle
John W. McGonigle, Secretary

Exhibit B

CLOVER FUND

(a)	Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended December 31, 2008 was (33.79)% for the Primary Shares and (33.96)% for the Service Shares. The total return of the Standard &Poor's 500/Citigroup Value Index 1 ("Value Index") was (39.22)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Value Index.
The following discussion will focus on the performance of the fund's Primary Shares.
(i)	MARKET OVERVIEW

Characterized by both high volatility and negative performance across the broad market, 2008 proved to be a challenging investment environment. As investors fled to safety, those areas that gave up the least ground in the Value Index were Consumer Staples (-18.38%), Health Care (-25.34%) and Utilities (-25.46%). Investors shunned the consumer and commodity linked sectors such as the Financials (-53.57%), Materials (-46.05%) and Industrials (-42.40%) sectors.
The year was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments as housing prices sharply declined after years of rising steadily. This, in turn, led to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September 2008 with the collapses of Fannie Mae, Freddie Mac, AIG and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The federal government followed suit with an investment plan, the Troubled Asset Relief Program, to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.
Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the Euro and Sterling, but much of that strength was due to a flight to quality and a weaker economic outlook in Europe rather than strength on our shores.
(ii)	FUND PERFORMANCE

For the fiscal year, key drivers of the fund's outperformance to the Value Index included an underweight position in the troubled Financials sector and overweight positions in Energy and Information Technology, groups that outperformed in the benchmark early in the year.
Notably, an underweight position, coupled with superior stock selection in Financials, contributed importantly to outperformance. Names such as Aon Corp, an insurance service provider based in Chicago, and Wells Fargo & Co, a diversified financial provider with exposure across the United States, posted returns of 10.59% and 1.75%, outpacing the benchmark sector return.
Positive stock selection in Health Care, Information Technology and Energy sectors further bolstered relative performance. Within Health Care, an overweight position early in the year in Boston Scientific Corp., which gained 6.88%, proved beneficial as the stock posted profits on higher than expected sales. Within Information Technology, the fund acquired and sold Visa, an initial public offering that earned 93.75% for the fund. Energy names, Exxon Mobil Corp. and Chevron Corp., further added to positive stock selection as both stocks outperformed the benchmark sector return.
An underweight position in Utilities and weak stock selection in the Materials sector proved to be the biggest detractors from relative performance. Within Materials, Freeport-McMoRan Corp. and Alcoa Inc. dropped 63.91% and 63.35%, respectively, as copper and aluminum prices plummeted and investor sentiment shifted to safer areas.
1 Standard & Poor's 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The indices have a relatively low turnover. Investments cannot be made in an index.
(iii)	GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3
Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.79)%
5 Years	(4.23)%
10 Years	(1.51)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Clover Fund is represented by a solid line.  The S&P 500/CV is represented by a line consisting of dots. The LFLCVA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500/CV and the LFLCVA.  The “x” axis reflects computation periods from December 31, 1998 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Clover Fund as compared to the S&P 500/CV and LFLCVA.  The ending values were $8,548, $10,069 and $10,361, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2 The S&P 500/CV is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
(iv)	GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3
Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.96)%
5 Years	(4.47)%
Start of Performance (4/30/2002)	(2.53)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Clover Fund is represented by a solid line.  The S&P 500/CV is represented by a line consisting of dots. The LFLCVA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500/CV and the LFLCVA.  The “x” axis reflects computation periods from April 30,2002 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Clover Fund as compared to the LFLCVA  and S&P 500/CV. The ending values were $8,428, $9,336 and $10,080, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts

(b)	CAPITAL FUND

(c)	Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended December 31, 2008 was (29.37)% and (29.67)% for Primary Shares and Service Shares, respectively, based upon net asset value. The total return of the fund's benchmark, the Standard & Poor's 500 Index (S&P 500), 1 was (37.0)% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.
For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.
(i)	MARKET OVERVIEW

Each sector within the S&P 500 experienced losses during the reporting period; the Financials sector had the worst performance (-55.3)%, followed by Materials (-45.7)% and Information Technology (-43.2)%. The three best performing sectors were Consumer Staples (-15.6)%, Health Care (-22.8)% and Utilities (-29.0)%.
(ii)	Fund Performance

The fund outperformed the S&P 500 by 760 basis points and ranked in the 6 th percentile out of 509 funds of the U.S. Insurance Fund Large Blend Morningstar Category 2 and the 4 th percentile out of 229 funds of the Lipper Variable Underlying Funds Large Cap Core Average 3 for the one-year time period ended December 31, 2008.
Nearly 70% of the relative outperformance was driven by stock selection, with the remaining coming from sector allocation. The fund's relative performance benefited from excellent stock selection within the Financials sector where high quality stocks, such as BB&T Corp. and Wells Fargo, were generally favored over lower quality issuers. Stock selection in the Consumer Discretionary sector also contributed positively to performance; Darden Restaurants, Inc. and McDonalds Corp. benefited from their high value offerings during this difficult environment for the consumer. Nabors Industries Ltd., a drilling company, Rio Tinto, a mineral mining company, First Solar, a manufacturer of solar power modules, and Apache Corp., a supplier of oil and gas, benefited from strong price increases in energy and materials during the reporting period. Two Healthcare names, Genentech, Inc. and Waters Corp., also aided fund performance.
The top five positive contributors to performance were Wal-Mart Stores, Inc., Nabors Industries Ltd., First Solar, Barrick Gold and Darden Restaurants, Inc. The largest negative contributors were Microsoft, Schlumberger, Goldman Sachs Group, Inc., Intel and General Electric.
The fund remained overweighted Consumer Staples and underweighted the Financials sector throughout the reporting period, just as it was positioned last year. Both sector bets proved to be helpful. In addition, the fund favored the Energy sector in the first half of the year, then lightened its exposure in late spring due to concerns regarding demand destruction taking place as a result of higher prices. Under pressure on a cyclical basis, Energy remains interesting on a secular basis, although it was underweighted at the end of the reporting period. The fund was tilted more toward growth stocks during the year, in line with the goal of looking for stable earnings growth with favorable valuation. Additionally, the fund's exposure to foreign stocks at the end of the fiscal year, through ADRs and listed foreign securities, was approximately 9.6%. Foreign exposure is not reflected in the S&P 500. Of the foreign holdings in the fund, Barrick Gold contributed positively to performance (+17.6%).
The portfolio is constructed on a bottom-up basis and is confirmed by top-down factors when these factors are viewed as helpful. Fundamentals are analyzed with emphasis on forward growth rate and then weighed against valuation parameters.
1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.
2 The fund ranked in the 3rd percentile out of 461 funds for the three-year period and in the 12th percentile out of 394 funds for the five-year period ended December 31, 2008. Rankings for other share classes will vary. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
3 For the five-year period ended December 31, 2008, the fund ranked 18th of 185 funds. Rankings for other share classes will vary. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.
(iii)	GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2
Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.37)%
5 Years	(0.26)%
Start of Performance (6/19/2000)	(6.93)%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Capital Fund-Primary Shares is represented by a solid line.  The S&P 500 is represented by a line consisting of dots. The LLCCA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Clover Fund, the S&P 500 and the LLCCA.  The “x” axis reflects computation periods from June 19, 2000 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Capital Fund-Primary Shares as compared to the LLCCA  and S&P 500/CV. The ending values were $5,419, $7,167 and $7,068, respectively.

.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
(iv)	GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2
Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.67)%
5 Years	(0.56)%
Start of Performance (4/30/2002)	0.10%

The graphic Presentation displayed here consists of a line graph.  The corresponding components of the line graph are listed above.  The Capital Fund-Service Shares is represented by a solid line.  The S&P 500 is represented by a line consisting of dots. The LLCCA is represented by a line consisting of dashes. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Capital Fund,-Service Shares the S&P 500 and the LLCCA.  The “x” axis reflects computation periods from April 30, 2002 to December 31, 2008.  The “y” axis reflects the cost of the investment.   The right margin reflects the ending value of the hypothetical investment in the Capital Fund-Service Shares as compared to the LLCCA and S&P 500/CV. The ending values were $10,070, $9,347 and $9,528, respectively.

.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index or average.
2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2010

Acquisition of the assets of

FEDERATED CLOVER VALUE FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Primary Shares and Service Shares of

FEDERATED CAPITAL APPRECIATION FUND II,
a portfolio of Federated Insurance Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 1508-75610
Telephone No:  1-800-341-7400

This Statement of Additional Information dated January 8, 2010, is not a prospectus.  A Prospectus/Proxy Statement dated January 15, 2010, related to the above-referenced matter may be obtained from Federated Capital Appreciation Fund II by writing or calling Federated Capital Appreciation Fund II at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS
Page
1.	Statement of Additional Information of Federated Clover Value Fund II, a portfolio of
Federated Insurance Series, dated April 30, 2009 (incorporated by reference) ……………………………..…. 3

2.	Statement of Additional Information of Federated Capital Appreciation Fund II, a
portfolio of Federated Insurance Series, dated April 30, 2009
(incorporated by reference)…………………………………..……………………………………….……………3

3.	Audited Financial Statements of Federated Clover Value Fund II, a portfolio of
Federated Insurance Series, dated December 30, 2008 (incorporated by reference)……………………………….3

4.	Unaudited Financial Statements of Federated Clover Value Fund II, a portfolio of
Federated Insurance Series, dated June 30, 2009 (incorporated by reference) ……………………………….3

5.	Audited Financial Statements of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series dated December 31, 2008 (incorporated by reference)…………………………….………………………………3

6.	Unaudited Financial Statements of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series dated June 30, 2009(incorporated by reference)…………………………….………………………………3

7.	Federated Clover Value Fund II and Federated Capital Appreciation Fund II, Pro Forma Financial Statements for the Period Ended June 30, 2009 (unaudited):
Introduction…………………………………………………………………………………………………….3
Pro Forma Combining Portfolio of Investments, June 30, 2009 (unaudited)……………………………… 4
Pro Forma Combining Statements of Assets and Liabilities, June 30, 2009 Period Ended (unaudited)………16
Pro Forma Combining Statements of Operations, June 30, 2009 Period Ended (unaudited)………… .. 18
Notes to Pro Forma Financial Statements, for the Period Ended June 30, 2009 (unaudited)………………… 20

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated Clover Value Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on April 30,2009. A copy may be obtained from the Federated Clover Value Fund II at 1-800-341-7400.

The Statement of Additional Information of Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, dated April 30, 2009, is incorporated by reference to Federated Insurance Series, Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A (File No. 811-8042), which was filed with the Securities and Exchange Commission on April 30,2009.  A copy may be obtained from the Federated Capital Appreciation Fund II at 1-800-341-7400.

The audited financial statements of Federated Clover Value Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Clover Value Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on  February 23, 2009.

The unaudited financial statements of Federated Clover Value Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Clover Value Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on August 27, 2009.
The audited financial statements of Federated Capital Appreciation Fund II, dated December 31, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on February 26, 2009.

The unaudited financial statements of Federated Capital Appreciation Fund II dated June 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Capital Appreciation Fund II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on August 27, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund II and Federated Capital Appreciation Fund II (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended June 30, 2009.  Federated Clover Value Fund II,  (the “Acquired Fund”) will be reorganized into Federated Capital Appreciation Fund II  (the “Acquiring Fund”) as of the close of business on or about February 19, 2010.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from July 1, 2008 to June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Primary Shares and Service Shares of Federated Clover Value Fund II for Primary Shares and Service Shares of Federated Capital Appreciation Fund II, respectively. Under generally accepted accounting principles, Federated Capital Appreciation Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Portfolio of Investments
June 30, 2009 (unaudited)

		Federated				Federated
		Capital				Capital
Federated	Federated	Appreciation		Federated	Federated	Appreciation
Clover	Capital	Fund II		Clover	Capital	Fund II
Value	Appreciation	Pro Forma		Value	Appreciation	Pro Forma
Fund II	Fund II	Combined		Fund II	Fund II	Combined

Shares or Principal Amount				Value
COMMON STOCKS – 88.7%
Consumer Discretionary – 9.7%
0	31,800	31,800	Advance Auto Parts, Inc.	$ 0	$1,319,382	$1,319,382
66,700	0	66,700	(1) Goodyear Tire & Rubber Co.	751,042	0	751,042
24,500	0	24,500	Home Depot, Inc.	578,935	0	578,935
37,459	0	37,459	(1) Liberty Media Corp.	1,002,028	0	1,002,028
232,900	0	232,900	(1) Liberty Media Holding Corp.	1,166,829	0	1,166,829
17,145	46,700	63,845	McDonald’s Corp.	985,666	$2,684,783	3,670,449
0	32,900	32,900	Target Corp.	0	$1,298,563	1,298,563
12,375	0	12,375	Time Warner Cable, Inc.	391,916	0	391,916
48,200	0	48,200	Time Warner, Inc.	1,214,158	0	1,214,158
30,150	0	30,150	Walt Disney Co.	703,399	0	703,399
0	40,100	40,100	Yum! Brands, Inc.	0	1,336,934	1,336,934
			TOTAL	6,793,973	6,639,662	13,433,635
Consumer Staples – 8.6%
25,050	0	25,050	CVS Caremark Corp.	798,343	0	798,343
22,285	0	22,285	H.J. Heinz Co.	795,574	0	795,574
0	32,800	32,800	Kellogg Co.	0	1,527,496	1,527,496
24,930	0	24,930	Kraft Foods, Inc., Class A	631,726	0	631,726
0	88,400	88,400	Kroger Co.	0	1,949,220	1,949,220
12,550	0	12,550	Lorillard, Inc.	850,514	0	850,514
0	19,601	19,601	Nestle SA	0	738,183	738,183
27,700	0	27,700	Procter & Gamble Co.	1,415,470	0	1,415,470
25,700	0	25,700	Walgreen Co.	755,580	0	755,580
0	52,000	52,000	Wal-Mart Stores, Inc.	0	2,518,880	2,518,880
			TOTAL	5,247,207	6,733,779	11,980,986
Energy – 12.9%
27,450	0	27,450	Anadarko Petroleum Corp.	1,245,955	0	1,245,955
0	11,100	11,100	Apache Corp.	0	800,865	800,865
26,600	0	26,600	Cabot Oil & Gas Corp., Class A	815,024	0	815,024
43,820	8,200	52,020	Chevron Corp.	2,903,075	543,250	3,446,325
17,700	9,000	26,700	Devon Energy Corp.	964,650	490,500	1,455,150
38,000	19,000	57,000	Exxon Mobil Corp.	2,656,580	1,328,290	3,984,870
20,650	0	20,650	Noble Energy, Inc.	1,217,731	0	1,217,731
33,300	0	33,300	Peabody Energy Corp.	1,004,328	0	1,004,328
0	21,000	21,000	(1) Petroleo Brasileiro SA, ADR	0	860,580	860,580
0	18,400	18,400	Schlumberger Ltd.	0	995,624	995,624
0	14,600	14,600	(1) Transocean Ltd.	0	1,084,634	1,084,634
0	24,550	24,550	XTO Energy, Inc.	0	936,337	936,337
			TOTAL	10,807,343	7,040,080	17,847,423
Financials – 14.1%
43,200	0	43,200	Axis Capital Holdings Ltd.	1,130,976	0	1,130,976
115,700	45,700	161,400	Bank of America Corp.	1,527,240	603,240	2,130,480
38,245	15,100	53,345	Bank of New York Mellon Corp.	1,120,961	442,581	1,563,542
8,500	13,800	22,300	Goldman Sachs Group, Inc.	1,253,240	2,034,672	3,287,912
0	41,663	41,663	Invesco Ltd.	0	742,435	742,435
62,660	24,900	87,560	JPMorgan Chase & Co.	2,137,333	849,339	2,986,672
29,500	25,600	55,100	MetLife, Inc.	885,295	768,256	1,653,551
39,800	0	39,800	Morgan Stanley	1,134,698	0	1,134,698
14,750	0	14,750	PNC Financial Services Group	572,448	0	572,448
19,980	0	19,980	Simon Property Group, Inc.	1,027,571	0	1,027,571
51,360	83,100	134,460	U.S. Bancorp	920,371	1,489,152	2,409,523
37,900	0	37,900	Wells Fargo & Co.	919,454	0	919,454
			TOTAL	12,629,587	6,929,675	19,559,262
Healthcare – 13.7%
0	28,500	28,500	Abbott Laboratories	0	1,340,640	1,340,640
18,550	17,200	35,750	(1) Amgen, Inc.	982,037	910,568	1,892,605
0	43,500	43,500	Baxter International, Inc.	0	2,303,760	2,303,760
0	10,000	10,000	Becton, Dickinson & Co.	0	713,100	713,100
81,850	0	81,850	(1) Boston Scientific Corp.	829,959	0	829,959
0	16,600	16,600	(1) Celgene Corp.	0	794,144	794,144
0	24,200	24,200	(1) Community Health Systems, Inc.	0	611,050	611,050
22,655	0	22,655	Covidien PLC	848,203	0	848,203
0	19,900	19,900	(1) Gilead Sciences, Inc.	0	932,116	932,116
21,700	0	21,700	(1) Hospira, Inc.	835,884	0	835,884
23,200	23,700	46,900	Johnson & Johnson	1,317,760	1,346,160	2,663,920
24,750	0	24,750	Merck & Co., Inc.	692,010	0	692,010
99,225	0	99,225	Pfizer, Inc.	1,488,375	0	1,488,375
0	17,700	17,700	Teva Pharmaceutical Industries Ltd., ADR	0	873,318	873,318
0	45,200	45,200	UnitedHealth Group, Inc.	0	1,129,096	1,129,096
20,700	0	20,700	(1) Wellpoint, Inc.	1,053,423	0	1,053,423
			TOTAL	8,047,651	10,953,952	19,001,603
Industrials – 6.5%
146,665	0	146,665	General Electric Co.	1,718,914	0	1,718,914
0	7,900	7,900	(1) Jacobs Engineering Group, Inc.	0	332,511	332,511
0	39,900	39,900	Norfolk Southern Corp.	0	1,503,033	1,503,033
21,200	32,900	54,100	Raytheon Co.	941,916	1,461,747	2,403,663
29,300	0	29,300	(1) Shaw Group, Inc.	803,113	0	803,113
0	41,200	41,200	Tyco International Ltd.	0	1,070,376	1,070,376
0	23,200	23,200	United Technologies Corp.	0	1,205,472	1,205,472
			TOTAL	3,463,943	5,573,139	9,037,082
Information Technology – 11.7%
0	5,100	5,100	(1) Apple, Inc.	0	726,393	726,393
0	49,500	49,500	(1) Broadcom Corp.	0	1,227,105	1,227,105
0	56,000	56,000	(1) Cisco Systems, Inc.	0	1,043,840	1,043,840
51,850	0	51,850	Corning, Inc.	832,711	0	832,711
48,200	114,100	162,300	(1) EMC Corp.	631,420	1,494,710	2,126,130
0	38,100	38,100	(1) Electronic Arts, Inc.	0	827,532	827,532
0	19,000	19,000	Hewlett-Packard Co.	0	734,350	734,350
0	6,400	6,400	IBM Corp.	0	668,288	668,288
38,650	46,400	85,050	Intel Corp.	639,658	767,920	1,407,578
0	63,200	63,200	Microsoft Corp.	0	1,502,264	1,502,264
59,750	79,500	139,250	(2) Nokia Oyj, Class A, ADR	871,155	1,159,110	2,030,265
0	34,600	34,600	(1) Oracle Corp.	0	741,132	741,132
0	33,000	33,000	(1) Qualcomm, Inc.	0	1,491,600	1,491,600
54,850	0	54,850	(1) Symantec Corp.	853,466	0	853,466
			TOTAL	3,828,410	12,384,244	16,212,654
Materials – 3.3%
0	21,000	21,000	Barrick Gold Corp.	0	704,550	704,550
22,200	0	22,200	Du Pont (E.I.) de Nemours & Co.	568,764	0	568,764
13,250	0	13,250	Potash corp. of Saskatchewan, Inc.	1,232,913	0	1,232,913
6,050	7,100	13,150	Rio Tinto PLC, ADR	991,414	1,163,477	2,154,891
			TOTAL	2,793,091	1,868,027	4,661,118

Telecommunication Services – 2.4%
63,820	0	63,820	AT&T, Inc.	1,585,289	0	1,585,289
39,161	20,500	59,661	Verizon Communications, Inc.	1,203,418	629,965	1,833,383
			TOTAL	2,788,707	629,965	3,418,672

Utilities – 5.8%
0	30,300	30,300	American Electric Power Co., Inc.	0	875,367	875,367
32,650	0	32,650	DPL, Inc.	756,500	0	756,500
32,205	0	32,205	Exelon Corp.	1,649,218	0	1,649,218
48,250	0	48,250	National Fuel Gas Co.	1,740,860	0	1,740,860
0	40,000	40,000	Progress Energy, Inc.	0	1,513,200	1,513,200
0	49,200	49,200	Southern Co.	0	1,533,072	1,533,072
			TOTAL	4,146,578	3,921,639	8,068,217
			TOTAL COMMON STOCKS (Identified Cost $118,775,833)	60,546,490	62,674,162	123,220,652

REPURCHASE AGREEMENTS – 5.4%
1,309,000	4,233,000	5,542,000	Interest in $500,000,000 joint repurchase agreement 0.08%, dated 6/30/2009, under which ING Financial Markets LLC will repurchase securities provided as collateral for $500,001,111 on 7/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 6/1/2039 and the market value of those underlying securities was $510,001,726.	1,309,000	4,233,000	5,542,000
1,894,000	0	1,894,000	Interest in $4,000,000,000 joint repurchase agreement 0.08%, dated 6/30/2009, under which JPMorgan Securities, Inc. will repurchase securities provided as collateral for $4,000,008,889 on 7/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/16/2048 and the market value of those underlying securities was $4,095,789,660 9purchased with proceeds from securities lending collateral).	1,894,000	0	1,894,000
			TOTAL REPURCHASE AGREEMENTS (AT COST)	3,203,000	4,233,000	7,436,000
			Total Investments (Identified Cost $126,211,833 – 94.1%)(3)	63,749,490	66,907,162	130,656,652
			Other Assets and Liabilities – 5.9%(4)	(1,970,404)	10,086,240	8,115,836
			Total Net Assets – 100%	$ 61,779,086	$76,993,402	$138,772,488

Note:         The categories of investments are shown as a percentage of total net assets at June 30, 2009.
It is anticipated that Federated Clover Value Fund II may dispose of some of its portfolio securities prior to the Reorganization.  The exact securities that will need to be disposed will not be known until closer to the Reorganization. As of 6/30/2009, all of the portfolio holdings of Federated Clover Value Fund II would comply with the investment restrictions and compliance guidelines of Federated Capital Appreciation Fund II.

(1) Non income producing
(2) With respect to Federated Capital Appreciation Fund II, all or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(3) Also represents cost for federal tax purposes..
(4) Assets, other than investments in securities, less liabilities.  See Statement of Assets and Liabilities. Includes an adjustment to reflect estimated brokerage commissions related to the disposition of portfolio securities by Federated Clover Value Fund II, and acquisition of replacement securities prior to the Reorganization.

Various inputs are used in determining the value of each funds’ investments. These inputs are summarized in the three broad levels listed below:

	Level 1 – quoted prices in active markets for identical securities
	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
	Level 3 – significant unobservable inputs (including each fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2009, in valuing each fund’s assets carried at fair value:

Fund				Valuation Inputs
				Level 1	Level 2	Level 3	Total
Federated Clover Value Fund II
Equity Securities
Domestic				$ 55,471,830	0	0	$ 55,471,830
International				5,074,660	0	0	5,074,660
Repurchase Agreements				0	3,203,000	0	3,203,000
TOTAL SECURITIES				$ 60,546,490	$ 3,203,000	0	$ 63,749,490

Federated Capital Appreciation Fund II
Equity Securities
Domestic				$ 53,281,875	0	0	$ 53,281,875
International				9,392,287	0	0	9,392,287
Repurchase Agreements				0	4,233,000	0	4,233,000
TOTAL SECURITIES				$ 62,674,162	$ 4,233,000	0	$ 66,907,162

Federated Capital Appreciation Fund II Pro Forma Combined
Equity Securities
Domestic				$108,753,705	0	0	$ 108,753,705
International				14,466,947	0	0	14,466,947
Repurchase Agreements				0	7,436,000	0	7,436,000
TOTAL SECURITIES				$123,220,652	$ 4,233,000	0	$ 130,656,652

The following acronym is used throughout this portfolio:

ADR - American Depositary Receipt

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Statements of Assets & Liabilities
June 30, 2009 (unaudited)

					Federated
					Capital
	Federated	Federated			Appreciation
	Clover	Capital			Fund II
	Value	Appreciation	Pro Forma		Proforma
	Fund II	Fund II	Adjustment		Combined
Assets:
Investments in securities, at value	$63,749,490	$66,907,162	$0		$130,656,652
Cash	787	828	0		1,615
Cash denominated in foreign currencies (identified cost $0 and $16, respectively)	0	15	0		15
Income receivable	68,035	73,275	0		141,310
Receivable for investments sold	0	1,210,166	0		1,210,166
Receivable for shares sold	9,740	9,655,075	0		9,664,815
Total assets	63,828,052	77,846,521	0		141,674,573
Liabilities:
Payable for investments purchased	0	816,826	0		816,826
Payable for shares redeemed	54,382	3,406	0		57,788
Payable for collateral due to broker for securities lending	1,894,000	0	0		1,894,000
Payable for Trustees’/Trustees’ fees	545	0	0		545
Payable for distribution services fees	549	820	0		1,369
Accrued expenses	40,466	32,067	0		72,533
Total liabilities	1,989,942	853,119	0		2,843,061
Net Assets	$61,838,110	$76,993,402	$0		$138,831,512
Net Assets Consists of:
Paid-in capital	$123,024,604	$99,327,058	$0		222,351,662
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(2,957,360)	7,402,288	0		4,444,928
Accumulated net realized loss on investments and foreign currency transactions, futures contracts and swap contracts	(59,068,305)	(30,144,028)	0		(89,212,333)
Undistributed net investment income	839,171	408,084	0		1,247,255
Total Net Assets	$61,838,110	$76,993,402	$0		$138,831,512

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Primary Shares:
Net Assets	$ 59,105,218	$ 72,655,983	$0		$ 131,761,201
Shares Outstanding	7,961,208	14,469,205	3,812,740	(a)	26,243,153
Shares Authorized	unlimited	unlimited			unlimited
Net Asset Value Per Share	$7.42	$5.02			$5.02
Offering Price Per Share	$7.42	$5.02			$5.02
Redemption Proceeds Per Share	$7.42	$5.02			$5.02

Service Shares:
Net Assets	$ 2,732,892	$ 4,337,419	$0		$ 7,070,311
Shares Outstanding	369,161	863,284	175,240	(a)	1,407,685
Shares Authorized	unlimited	unlimited			unlimited
Net Asset Value Per Share	$7.40	$5.02			$5.02
Offering Price Per Share	$7.40	$5.02			$5.02
Redemption Proceeds Per Share	$7.40	$5.02			$5.02

Investments, at identified cost	$66,706,850	$59,504,983	$0		$126,211,833
Investments in securities loaned	$1,766,166	$0	$0		$1,766,166

(a) Adjustment to reflect share balance as a result of the combination.

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Pro Forma Combining Statements of Operations
For the year ended June 30, 2009 (unaudited)

						Federated
						Capital
	Federated	Federated				Appreciation
	Clover	Capital				Fund II
	Value	Appreciation		Pro Forma		Proforma
	Fund II	Fund II		Adjustment		Combined
Investment Income:
Dividends	$2,604,744	$1,675,344	*	$0		$4,280,088
Interest	21,009	85,859	**	0		106,868
Total Investment Income:	2,625,753	1,761,203		0		4,386,956
Expenses:
Investment adviser fee	596,931	650,086		82,198	(a)	1,329,215
Administrative personnel and services fee	189,738	189,737		(189,475)	(b)	190,000
Custodian fees	11,272	20,857		(2,729)	I	29,400
Transfer and dividend disbursing agent fees and expenses	28,151	27,034		(21,125)	(d)	34,060
Trustees’/Trustees’ fees	1,867	1,581		(1,048)	(e)	2,400
Auditing fees	25,557	25,466		(25,523)	(f)	25,500
Legal fees	9,226	9,256		(9,226)	(g)	9,256
Portfolio accounting fees	56,806	67,511		(53,770)	(h)	70,547
Distribution services fee – Select Shares	8,236	13,167		0		21,403
Printing and postage	42,440	18,663		(31,346)	(i)	29,757
Insurance premiums	3,589	3,382		(2,321)	(j)	4,650
Miscellaneous	5,513	2,512		(2,525)	(k)	5,500
Total Expenses	979,326	1,029,252		(256,890)		1,751,688
Waivers and Reduction--
Waiver of investment adviser fee	(137,125)	(75,678)		212,803	(l)	0
Waiver of administrative personnel and services fee	(34,197)	(34,188)		34,949	(m)	(33,436)
Waiver of distribution services fee – Select Shares	0	(80)		0		(80)
Fees paid indirectly for directed brokerage arrangements	(62,948)	(48,194)		0		(111,142)
Total Waivers and Reimbursements	(234,270)	(158,140)		247,752		(144,658)
Net Expenses	745,056	871,112		(9,138)		1,607,030
Net investment income	$1,880,697	$890,091		$9,138		$2,779,926
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(32,838,059)	(24,973,102)		0		(57,811,161)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(1,750,225)	5,677,237		0		3,927,012
Net realized and unrealized loss on investments and foreign currency transactions	(34,588,284)	(19,295,865)		0		(53,884,149)
Change in net assets resulting from operations	($32,707,587)	($18,405,774)		$9,138		($51,104,223)

* Net of foreign taxes withheld of $21,773.
** Including income on securities loaned of $6,999.

(See Note 7 to Pro Forma Financial Statements for a description of the pro forma adjustments.)

Federated Clover Value Fund II
Federated Capital Appreciation Fund II
Notes to Pro Forma Financial Statements
For the Period Ended June 30, 2009 (unaudited)

Note 1. Description of the Funds

Federated Clover Value Fund II and Federated Capital Appreciation Fund II, series of Federated Insurance Series, are each registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.  Federated Clover Value Fund II and Federated Capital Appreciation Fund II each consist of two classes of shares: Primary Shares and Service Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund II  and Federated Capital Appreciation Fund II (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended June 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Clover Value Fund II and Federated Capital Appreciation Fund II, which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Primary Shares and Service Shares of Federated Clover Value Fund II, for Primary Shares and Service Shares of Federated Capital Appreciation Fund II, respectively.  Under generally accepted accounting principles, Federated Capital Appreciation Fund II will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended June 30, 2009, Federated Clover Value Fund II and Federated Capital Appreciation Fund II paid investment advisory fees computed at the annual rate of 0.75% and 0.85%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Shares of other mutual funds are valued based upon their reported NAVs.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Primary Shares and Service Shares net asset value per share assumes the issuance of 11,773,948 Primary Shares and 540,401 Service Shares of Federated Capital Appreciation Fund II in exchange for 7,961,208 Primary Shares and 369,161 Service Shares of Federated Clover Value Fund II, respectively, which would have been outstanding at June 30, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Capital Appreciation Fund II intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  Federated Capital Appreciation Fund II complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes”.   As of and during the year ended June 30, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of June 30, 2009, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Each Fund may be subject to taxes imposed by governments of countries in which it invests.  Such taxes are generally based on either income or gains earned or repatriated.  Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements.  Actual results could differ from those estimated.

Note 7. Pro Forma Adjustments

(a)
Federated Global Investment Management Corp. is the investment adviser for Federated Clover Value Fund II and Federated Equity Management Company of Pennsylvania is the investment adviser for Federated Capital Appreciation Fund II.  The advisory agreement between Federated Clover Value Fund II and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets.  The advisory agreement between Federated Capital Appreciation Fund II and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets.  An adjustment to the combined investment adviser fee reflects the fee structure of Federated Capital Appreciation Fund II based on the combined assets of Federated Capital Appreciation Fund II Pro Forma Combined.

(b)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  Under a similar plan, FAS provides The Funds with certain administrative personnel and services necessary to operate each Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of Federated Capital Appreciation Fund II Pro Forma Combined.  Federated Capital Appreciation Fund II Pro Forma Combined would be charging the minimum fee for administrative personnel and services for a Fund with two classes.

(c)	Adjustment to reflect custodian fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(e)	Adjustment to reflect Trustees’/Trustees fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(f)	Adjustment to reflect auditing fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(g)	Adjustment to reflect legal fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(h)	Adjustment to reflect portfolio accounting fees based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(i)	Adjustment to reflect printing and postage costs based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(j)	Adjustment to reflect insurance premiums based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(k)	Adjustment to reflect miscellaneous expenses based upon the current expense structure for Federated Capital Appreciation Fund II Pro Forma Combined.

(l)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Capital Appreciation Fund II Pro Forma Combined.

(m)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee on the average daily net assets of Federated Capital Appreciation Fund II Pro Forma Combined.

FEDERATED CAPITAL APPRECIATION FUND II

a portfolio of Federated Insurance Funds

Investment Adviser
Federated Equity Management Company of Pennsylvania.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

YOUR VOTE IS IMPORTANT

To  Vote  by  Telephone
1) Read the Proxy Statement and have the proxy card on reverse at hand.
2)  Call  toll-free  1-888-221-0697.
3)  Follow  the  simple  instructions.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To  Vote  by  Internet
1) Read the Proxy Statement and have the proxy card on reverse at hand.
2)  Go  to  Website  www.proxyweb.com.
3)  Follow  the  simple  instructions.

To  Vote  by  Mail
1)  Read  the  Proxy  Statement.
2) Check the appropriate box on the proxy card on the reverse side.
3) Sign, date and return the proxy card in the envelope provided.

FEDERATED CLOVER VALUE FUND II
A   portfoli o   o f   Federate d   Insuranc e   Series
PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 19, 2010

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Federated Clover Value Fund II (the “Fund”), a portfolio of Federated Insurance Series (the “Trust”), hereby appoint Steven Cravath, Megan Clement, M. Allison Miller, Maureen Ferguson and Tara Raposa or any one of them, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on February 19, 2010 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 2:00 p.m. (Eastern Time), and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please complete, sign and return this card as soon as possible.

Dated

Signature                                                  (Sign  in  the  Box)
Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Clover Value Fund II - GF

Pleas e fil l i n box(es ) a s show n usin g blac k o r blu e in k o r numbe r 2 pencil . 0 X PLEAS E D O NO T US E FIN E POIN T PENS.

FOR           AGAINST                      ABSTAIN

To  approve  or  disapprove  a  proposed Agreement  and  Plan  of  Reorganization  pursuant  to   0              0                     0
which Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series, would acquire all of the assets of Federated Clover Value Fund II in exchange for Primary
Shares and Service Shares of Federated Capital Appreciation Fund II to be distributed pro rata by Federated Clover Value Fund II to its shareholders of its Primary Shares and Service
Shares, respectively, in complete liquidation and termination of Federated Clover Value Fund II.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.